SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 5, 2004

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a), (b) Not applicable.

(c) Exhibits.

Exhibit Index attached hereto and incorporated herein by reference.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company issued a press release on August 5, 2004, announcing results of operations for the Company for the quarter ended June 30, 2004, and such press release is filed as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

The press release included as an exhibit with this filing is being furnished pursuant to Item 9 and Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on August 5, 2004.

THE MACERICH COMPANY

By: THOMAS E. O’HERN

/s/ Thomas E. O’Hern
Executive Vice President,
Chief Financial Officer
And Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	NAME

99.1	Press Release Dated August 5, 2004